U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2019

TAITRON COMPONENTS INCORPORATED

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-25844 (Commission File Number)	95-4249240 (I.R.S. Employer Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA 91355

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 257-6060

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	TAIT	NASDAQ Capital Market

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On October 7, 2019, Taitron Components Incorporated (“the Company”) dismissed Haskell & White LLP (“H&W”) as its independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the decision to dismiss H&W. The dismissal of H&W followed the decision of the Company to seek competitive proposals from independent auditing firms to audit the financial statements of the Company.

H&W’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2018 and December 31, 2017 and the subsequent period through the date of this report, there were: (i) no disagreements between the Company and H&W on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of H&W, would have caused them to make reference to the subject matter of the disagreement in connection with their reports, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided H&W with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that H&W furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of H&W’s letter is attached as Exhibit 16.1 hereto.

(b) Engagement of new independent registered public accounting firm

On October 7, 2019 the Company engaged TAAD, LLP as its independent registered public accounting firm. During the Company's two most recent fiscal years ended December 31, 2018 and December 31, 2017 and the subsequent interim period through the date of this report, the Company did not consult with TAAD, LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit

16.1 - Letter from Haskell & White LLP to the SEC, dated October 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Dated: October 11, 2019	By: /s/ David Vanderhorst
David Vanderhorst
Chief Financial Officer